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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                NOVEMBER 1, 1996

                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-20833                72-1205791
(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)                Number)            Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)

                                 (504) 926-1000
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        ------------------------------------

     On November 1, 1996, Lamar Advertising Company (the "Company") acquired all of the outstanding capital stock of FKM Advertising Co., Inc. ("FKM") for a cash purchase price of $40.0 million. Pursuant to this acquisition, the Company has acquired a total of 122 bulletins and 537 posters in Youngstown, Ohio and 553 bulletins located across the state of Pennsylvania on interstate highways and other primary roads.

     Funds for the acquisition were provided from borrowings under the Company's revolving credit facility with a group of banks led by The Chase Manhattan Bank. The nature and amount of the consideration paid in the acquisition were determined by negotiation between the Company and FKM following a bidding process in which FKM solicited proposals for the acquisition of the company. There was no material relationship between FKM or its shareholders and the Company or any of its affiliates, directors or officers, or any associate of any director or officer of the Company.

ITEM 5. OTHER EVENTS.
        ------------

     On November 7, 1996, the Company announced that, in connection with its tender offer for (the "Tender Offer"), and its consent solicitation with respect to, all of its $100 million outstanding 11% Senior Secured Notes due May 15, 2003 (the "Notes"), holders representing over a majority in principal amount of the Notes had validly tendered their Notes and delivered their consents to certain amendments to the indenture (the "Indenture") under which the Notes were issued. The Indenture, as amended and restated on November 8, 1996, is filed as
Exhibit 4.1 to this report. Although such amended and restated Indenture has been executed, it will not become operative until the Tender Offer is consummated in accordance with its terms. The Tender Offer will expire on November 25, 1996, unless extended, at which time the Company expects to purchase all of the Notes validly tendered. The Company hereby incorporates by reference the contents of its press releases dated November 7, 1996 and November 13, 1996, filed as Exhibits 99.1 and 99.3, respectively, to this report.

     On November 11, 1996, the Company announced that it (i) has been selected to operate the logo sign franchise for the state of Florida, (ii) has been selected to provide tourist-oriented directional signs for the province of Ontario, Canada, (iii) has signed purchase agreements to acquire the logo sign franchises for the states of Kentucky and Nevada, which is subject to customary closing conditions, including required regulatory approvals and (iv) has acquired for $1.1 million in cash approximately 450 transit advertising displays in Georgia and South Carolina. The Company hereby incorporates by reference the contents of its press release dated November 11, 1996 filed as Exhibit 99.2 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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          (a) Financial Statements.

          Historical financial statements (and related notes) of FKM Advertising Co., Inc. as of December 31, 1994 and 1995 and September 30, 1996 (unaudited) and for the years ended December 31, 1994 and 1995 and the nine months ended September 30, 1996 (unaudited). Previously filed at pages F-19 through F-32 to the Company's Registration Statement on Form S-3 (File No. 333-14677) and incorporated herein by reference.


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          (b) PRO FORMA Financial Statements.

          An unaudited PRO FORMA balance sheet (and related notes) as of July 31, 1996 and unaudited PRO FORMA statements of earnings (loss) (and related notes) for the year ended October 31, 1995, the nine months ended July 31, 1996 and the twelve months ended July 31, 1996, giving effect to (i) the acquisition by the Company of FKM Advertising Co., Inc., (ii) the probable acquisition by the Company of Outdoor East, L.P., (iii) the consummation of the Company's initial public equity offering and the application of the net proceeds therefrom, (iv) the execution of a proposed new revolving credit facility with a commercial bank, (v) the consummation of the Company's pending common stock and senior subordinated note offerings and the application of the estimated net proceeds therefrom and (vi) the consummation of the tender offer for the Company's outstanding senior secured notes. Previously filed at pages 23 through 32 to the Company's Registration Statement on Form S-3 (File No. 333-14677) and incorporated herein by reference.

          (c) Exhibits.

     2.1 Stock Purchase Agreement dated as of September 25, 1996 between the Company and the shareholders of FKM Advertising Co., Inc. Previously filed as Exhibit 10.17 to the Company's Registration Statement on Form S-3 (File No. 333-14677) and incorporated herein by reference.

     4.1 Form of Second Supplemental Indenture in the form of an Amended and Restated Indenture dated November 8, 1996 relating to the Company's 11% Senior Secured Notes due May 15, 2003. Filed herewith.

     4.2 Notice of Trustee dated November 8, 1996 with respect to the release of the security interest in the Trustee on behalf of the holders of the Company's 11% Senior Secured Notes due May 15, 2003. Filed herewith.

     99.1 Press Release dated November 7, 1996. Filed herewith.

     99.2 Press Release dated November 11, 1996. Filed herewith.

     99.3 Press Release dated November 13, 1996. Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 15, 1996                LAMAR ADVERTISING COMPANY

                                        By:/s/ Keith A. Istre
                                           ---------------------
                                           Keith A. Istre
                                           Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                               SEQUENTIAL
  NO.                DESCRIPTION                                       PAGE NO.
-------              -----------                                       -------

2.1 Stock Purchase Agreement dated as of September 25, 1996 between the Company and the shareholders of FKM
          Advertising Co., Inc. Previously filed as Exhibit 10.17
          to the Company's Registration Statement on Form S-3
          (File No. 333-14677) and incorporated herein by reference.

4.1 Form of Second Supplemental Indenture in the form of an Amended and Restated Indenture dated November 8, 1996 relating to the Company's 11% Senior Secured Notes due
          May 15, 2003.  Filed herewith.

4.2 Notice of Trustee dated November 8, 1996 with respect to the release of the security interest in the Trustee on behalf of the holders of the Company's 11% Senior
          Secured Notes due May 15, 2003. Filed herewith.

99.1      Press release dated November 7, 1996. Filed herewith.

99.2      Press release dated November 11, 1996. Filed herewith.

99.3      Press release dated November 13, 1996. Filed herewith.